Registration Nos. 333-46112
                                                                    811-10141



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [ ]

         Pre-Effective Amendment No.                                [ ]

         Post-Effective Amendment No. 3                             [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [ ]

         Amendment No. 3                                            [X]

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                             DAVIS PARK SERIES TRUST
               (Exact name of registrant as specified in charter)

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                     P.O. Box 6919, Moraga, California 94570
                    (Address of principal executive offices)

                  Registrant's Telephone Number: (800) 394-5064

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           Nicholas D. Gerber, P.O. Box 6919, Moraga, California 94570
                     (Name and address of agent for service)

                                    Copy to:

                             Michael J. Meaney, Esq.
                  McDonald, Hopkins, Burke & Haber Co., L.P.A.
     2100 Bank One Center, 600 Superior Avenue, East, Cleveland, Ohio 44114

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Approximate date of proposed public offering: December 26, 2000

It is proposed that this filing will become effective (check appropriate box)


                   immediately upon filing pursuant to paragraph (b)
            ------
                   on (date) pursuant to paragraph (b)
            ------
               X   60 days after filing pursuant to paragraph (a)
            ------
                   on (date) pursuant to paragraph (a) of Rule 485
            ------
                   75 days after filing pursuant to paragraph (a)(2) of Rule 485
            ------
                   on (date) pursuant to paragraph (a)(2) of Rule 485.
            ------


     Part A (Prospectus) and Part C (Other Information) of Registrant's Post-Effective Amendment No. 2 (filed December 15, 2000) to its Registration
Statement on Form N-1A are hereby incorporated by reference into this Post-Effective Amendment No. 3.

                      AMERISTOCK LARGE COMPANY GROWTH FUND

                          AMERISTOCK FOCUSED VALUE FUND


STATEMENT OF ADDITIONAL INFORMATION

December 26, 2000


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Ameristock Large Company Growth Fund and Ameristock Focused Value Fund (each "Fund" and collectively, the "Funds") dated December 26, 2000. To obtain a copy of the Prospectus, without charge, please write to the Funds at P.O. Box 6919, Moraga, CA 94570 or call (800) 394-5064.


                                TABLE OF CONTENTS

            Investments and Risks..................................1
            Management Agreement...................................6
            Management of the Fund.................................7
            Ownership of Shares....................................8
            Portfolio Turnover.....................................8
            Portfolio Transactions and Brokerage...................8
            Share Redemptions......................................8
            Taxation of the Fund...................................9
            Performance Information................................9
            Additional Information................................11




                              INVESTMENTS AND RISKS

Classification

Ameristock Large Company Growth Fund is a diversified, open-end management investment company. Ameristock Focused Value Fund is a non-diversified, open-end management investment company.

Information on Each Fund's Investments

Each Fund has an investment objective of seeking capital appreciation. The principal investment strategies used by each Fund to pursue this objective, together with the principal risks of investing in each Fund, are described in the Prospectus under the headings "Risk/Return Summary - Ameristock Large Company Growth Fund" and "Risk/Return Summary - Ameristock Focused Value Fund".

Described  below  are  (i)  certain  other  investment   strategies   (including
strategies to invest in particular types of securities) which are not principal strategies and (ii) the risks of those strategies:

Convertible Securities. Each Fund may invest in securities convertible into common or preferred stock. Such securities allow the holder to convert the securities into another specified security of the same issuer at a specified conversion ratio at some specified future date or period. The market value of convertible securities generally includes a premium that reflects the conversion right. To the extent that any convertible security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by that premium.

Preferred Stocks. In selecting preferred stocks, the Investment Advisor will use its selection criteria for either common stocks or debt securities, depending on the Investment Advisor's determination as to how the particular issue should be viewed, based, among other things, upon the terms of the preferred stock and where it fits in the issuer's capital structure. Preferred stocks are usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks of the same issuer. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as they are senior to common stocks, such securities tend to have less possibility of capital appreciation.

Securities Lending. Securities lending allows each Fund to retain ownership of the securities loaned out and, at the same time, to earn additional income. Each Fund may lend its portfolio securities constituting up to 30% of its net assets. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will only be made to U.S. or foreign banks or broker-dealers which have been rated within the two highest grades assigned by Standard & Poor's or Moody's, or which have been determined by the Investment Adviser to be of equivalent quality. Furthermore, securities will only be lent if, in the judgement of the Investment Adviser, the consideration to be earned from such loans justify the risk.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Risks of securities lending are (i) loss of rights in the loaned securities should the borrower fail financially and (ii) investment losses on the loaned securities.

Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Investment Adviser determines the liquidity of each Fund's investments and, through reports from the Investment Adviser, the Board of Trustees monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Investment Adviser may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). The Fund may not invest in securities or other assets that the Board of Trustees determines to be illiquid if more than 15% of the Fund's net assets would be invested in such securities.

Foreign Exposure. Each Fund may invest in (i) stocks of U.S. headquartered companies having substantial foreign operations or (ii) foreign stocks. These stocks involve certain inherent risks that are different from those of other companies, including political or economic instability of the foreign country or countries, diplomatic developments which could affect U.S. investments in those countries, changes in foreign currency and exchange rates and the possibility of adverse changes in investment or exchange control regulations. As a result of these and other factors, these stocks may be subject to greater price fluctuations than securities of other companies.

Options. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security or index (in the case of a call option) or to sell a specified security or index (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. Each Fund may write a call or put option only if the option is "covered". This means so long as the Fund is obligated as the writer of a call option, it will hold the underlying security subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as on the written call. A put is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold.

A Fund's purchase of a put option on a security might be designated to protect its holdings in the underlying instrument (or, in some cases a similar instrument) against substantial declines in the market value by giving the Fund the right to sell such instrument at the option exercise price. A Fund's purchase of a call option on a security or index might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The value of the underlying securities on which the options may be written at any one time will not exceed 15% of either Fund's total assets. A Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of the Fund's total assets at the time of purchase.

Even though a Fund will receive the option premium to help protect it against a loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of an exchange; (v) inadequacy of the facilities of an exchange to handle current trading volume; or
(vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Futures. Each Fund's use of options and financial futures thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management, or other portfolio management purposes. Typically, maintaining a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified asset (initial margin) which is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation or maintenance margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on a futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential variation or maintenance margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into offsetting transactions but there can be no assurance that the position can be offset prior to settlement at an advantageous price, not that delivery will occur.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the value of the face amount of the open futures contracts and options thereon would exceed 25% of the Fund's total assets.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position was closed, which could result in a decrease in the Fund's net asset value. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruption or normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Segregated Accounts. Futures contracts, options, and options on futures contracts require a Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

Fixed Income Securities. Each Fund may invest in fixed income securities (corporate debt securities, bank certificates of deposit, bank checking account, and U.S. Government and Agency obligations). All of Ameristock Large Company Growth Fund's fixed income securities must be rated within the top three categories of safety according to rating service companies like Standard & Poor's, Moody's, Fitch, or Duff & Phelps at the time of the investment or, if not rated, must then be determined by the Investment Adviser to be of comparable quality. Fixed income securities prices fluctuate inversely with interest rate movements. Other fixed income risk factors include default risk.

High-Yield Securities - Ameristock Focused Value Fund. Ameristock Focused Value Fund may, from time to time, invest in lower-rated securities (rated BBB or lower by Standard & Poor's Corporation Rating Service) or in unrated securities, when, in the view of the Adviser, such investments are consistent with the Fund's investment objective. Certain risk factors that investors should recognize as being associated with the Adviser's discretion to invest in such securities are set forth below.

In general, when interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. Prices of lower-rated securities (also sometimes referred to as "high-yield" securities) have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities.

The values of lower-rated securities tend to reflect individual corporate developments to a greater extent than higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Further, securities rated BB or lower by Standard & Poor's are below investment grade and are considered, on balance, to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. In some cases, such securities are subordinated to the prior payment of senior indebtedness, thus potentially limiting the Fund's ability to receive payments when senior securities are in default or to recover full principal. Many issuers of lower-rated corporate debt securities are substantially leveraged, which may impair their ability to meet debt service obligations. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. Upon any default, the Fund may incur additional expenses to the extent it is required to seek recovery of the payment of principal or interest on the relevant portfolio holding.

In addition, lower-rated securities may tend to trade in markets that are relatively less liquid than the market for higher rated securities. It is thus possible that the Fund's ability to dispose of such securities, when its investment adviser deems it desirable to do so, may be limited. The lack of a liquid secondary market may also have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to met the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. In addition, a less liquid market may interfere with the ability of the Fund to accurately value lower-rated securities and, consequently, value the Fund's assets. Furthermore, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities, especially in a thinly-traded market.

The market for "high-yield" fixed-income securities has not weathered a major economic recession and it is unknown what effect a recession might have on such securities. It is likely, however, that any such recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn would adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Standard & Poor's Corporation ("S&P") is a private service that provides rates of the credit quality of debt obligations. These ratings represents S&P's opinion as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its ratings may be reduced.

Other Investment Companies. Each Fund may invest in securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940. Each Fund intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of the Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. To the extent that a Fund invests in other investment companies, an investor in the Fund will bear not only his proportionate share of the expenses of the Fund but also indirectly similar expenses of the underlying investment companies in which the Fund invests. These expenses consist of advisory fees, expenses related to the distribution of shares, brokerage commissions, accounting, pricing and custody expenses, printing, legal and audit expenses and other miscellaneous expenses.

Policies

Unless otherwise noted, whenever an investment policy states a maximum percentage of either Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such a standard or percentage will be determined immediately after and as a result of such Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with such Fund's investment objectives and policies.

Each Fund's fundamental investment policies cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. The following are each Fund's fundamental investment policies set forth in their entirety. The Fund may not:

         1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

         2. purchase the securities of any issuer if such purchase, at the time thereof, would cause the Fund to fail to satisfy the requirements of the Internal Revenue Code Section 851(b)(3) (or any successor provision), as amended;

         3. issue senior securities, except as permitted under the Investment Company Act of 1940, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff;

         4. borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) provided that immediately after such borrowing, the Fund has asset coverage (as defined in the Investment Company Act of 1940) of at least 300%;

         5. act as an underwriter of securities issued by others, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         6. invest in securities or other assets that the Board of Trustees determines to be illiquid if more than 15% of the Fund's net assets would be invested in such securities;

         7. (a) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities), (b) invest in oil, gas, or mineral exploration or development programs or leases, or (c) purchase securities on margin.

         8. purchase or sell real estate or make real estate mortgage loans or invest in real estate limited partnerships, except that the Fund may purchase and sell securities issued by entities engaged in the real estate industry or instruments backed by real estate.

         9. make loans, except the Fund may (i) purchase and hold debt securities in accordance with its investment objective and policies, and (ii) engage in securities lending as described in the Prospectus and in the Statement of Additional Information.

In addition, it is a fundamental investment policy of Ameristock Large Company Growth Fund to satisfy the requirements for classification of such Fund as a "diversified" management company within the meaning of the Investment Company Act of 1940.

The foregoing restrictions, as well as each Fund's investment objective of seeking capital appreciation, are fundamental policies that may not be changed without the approval of a majority of the applicable Fund's outstanding voting securities. A majority of a Fund's outstanding voting securities means the lesser of (a) more than 50% of the Fund's outstanding voting securities or (b) 67% or more of the voting securities present at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy.


MANAGEMENT AGREEMENT

Each Fund employs the Investment Adviser to furnish advisory and other services. Under the Investment Adviser's contract with each Fund, the Investment Adviser acts as Investment Adviser and, subject to the supervision of the Board of Trustees, directs the investments of the Fund in accordance with the Fund's investment objective, policies, and limitations. The Investment Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments, and compensates all officers of the Fund, all Trustees who are "interested persons" of the Fund or the Investment Adviser, and all personnel of the Fund or of the Investment Adviser performing services relating to research, statistical, and investment activities.

In addition, the Investment Adviser, subject to the supervision of the Board of Trustees, provides the management and administration services necessary for the operation of the Fund. These services include providing facilities for maintaining the Fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund's records and the registration of the Fund's shares under federal and state law; developing management and shareholder services for the Fund; and furnishing reports, evaluations, and analysis on a variety of subjects to the Board of Trustees.

The Adviser pays all operating expenses of each Fund except for brokerage, taxes, interest, and extraordinary expenses (including, without limitation, litigation and indemnification costs and expenses).

For the services of the Investment Adviser, each Fund pays as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% of Ameristock Large Company Growth Fund's average net assets and 1.35% of Ameristock Focused Value Fund's average net assets.


MANAGEMENT OF THE FUND

The Trustees and Officers of the Fund, their business addresses and their principal occupations during the past five years are set forth below. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Investment Adviser are indicated by an asterisk (*).

------------------------------ -------- ------------------------------------ ---------------------------------------

Name and Business Address      Age      Position Held with Fund              Principal Occupation for Last Five
                                                                             Years
------------------------------ -------- ------------------------------------ ---------------------------------------
------------------------------ -------- ------------------------------------ ---------------------------------------

Nicholas D. Gerber*             (38)    Chairman, President, Treasurer and   President Ameristock Corporation,
P.O. Box 6919                                         Trustee                Portfolio Manager of the Fund.
Moraga, CA 94570                                                             Portfolio Manager with Bank of
                                                                             America helping to manage over
                                                                             $250 million in commingled and
                                                                             mutual fund accounts (1993-1995).
------------------------------ -------- ------------------------------------ ---------------------------------------
------------------------------ -------- ------------------------------------ ---------------------------------------

Stephen J. Marsh                (47)                  Trustee                Vice-President with FMV Opinions,
P.O. Box 6919                                                                Inc. (1998-Present).  Managing
Moraga, CA 94570                                                             Director, The Mentor Group
                                                                             (1991-1998).
------------------------------ -------- ------------------------------------ ---------------------------------------
------------------------------ -------- ------------------------------------ ---------------------------------------

Alev Efendioglu, PhD.           (58)                  Trustee                Professor of Management and Small
P.O. Box 6919                                                                Business Institute Director, McLaren
Moraga, CA 94570                                                             School of Business, University of San
                                                                             Francisco (1977-Present).
------------------------------ -------- ------------------------------------ ---------------------------------------
------------------------------ -------- ------------------------------------ ---------------------------------------


The Trustees of the Fund who are employees or Trustees of the Investment Adviser receive no compensation from the Fund. Each of the other Trustees is paid an annual retainer of $1.00 and is reimbursed for the expenses of attending meetings.

Each Fund and the Investment Adviser have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code of Ethics permits personnel subject to the Code to invest in securities that may be purchased or held by the Fund, except that each such person may not purchase or sell any security which, to his actual knowledge at the time of such purchase or sale (a) is being considered for purchase or sale by the Fund or (b) is being purchased or sold by the Fund.


OWNERSHIP OF SHARES

The only person known by the Funds to be holders of record or beneficially of 5% or more of the shares of either Fund as of November 3, 2000 was Ameristock Corporation, which owned 100% of the shares of each Fund.

As of November 3, 2000, all Officers and Trustees as a group beneficially owned 100% of the outstanding shares of each Fund. The shares of each Fund owned by Ameristock Corporation are deemed to be beneficially owned by Nicholas D. Gerber, Chairman of the Fund and the President and majority shareholder of Ameristock Corporation.

PORTFOLIO TURNOVER

While it is difficult to predict, the Investment Adviser expects that the annual portfolio turnover rate will not exceed 100% for Ameristock Large Company Growth Fund and 200% for Ameristock Focused Value Fund. A greater rate may be experienced during periods of marketplace volatility which necessitates more active trading. A higher portfolio turnover rate involves greater transaction costs to the Fund and may result in the realization of net capital gains which would be taxable to shareholders when distributed.


PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for each Fund and negotiation of its brokerage commission rate are made by the Investment Adviser. Transactions on United States stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each transaction, the Investment Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis.
Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified, determined in good faith by the Investment Adviser, by other aspects of the portfolio execution services offered such as research, economic data, and statistical information about companies and industries, non-inclusive.


SHARE REDEMPTIONS

The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by each Fund, under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or
(b) during which trading on the New York Stock Exchange is restricted; for any period during which an emergency exists as a result of (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the Fund to determine the fair value of its net assets; and (3) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

The value of shares of each Fund on redemption may be more or less than the shareholder's cost, depending upon market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

Each Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which such Fund is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund at the beginning of such period. Should a redemption exceed such limitation, a Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.

TAXATION OF THE FUNDS

Each Fund intends to qualify each year as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. Qualification as a regulated investment company will result in each Fund's paying no taxes on net income and net realized capital gains distributed to shareholders. If these requirements are not met, a Fund will not receive special tax treatment and will pay federal income tax, thus reducing the total return of the Fund.

Statements as to the tax status of each shareholder's dividends and distributions will be mailed annually by the Fund's transfer agent. Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state or local taxes.


PERFORMANCE INFORMATION

From time to time, quotations of each Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. Each Fund may also compare its performance figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to, the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Price Index (the "S&P 500"), the various NASDAQ indices, and the Wilshire 5000. In addition, the Fund may compare its performance to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Ibbotsen Associates, Value Line Mutual Fund Survey, and other independent organizations. Also, each Fund may refer to its ratings and related analysis supporting the ratings from these or other independent organizations.

From time to time, each Fund may compare its performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market or certificate of deposit accounts. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time advertising materials for the Fund may refer to, or include commentary by the Fund's portfolio managers relating to their respective investment strategies, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors. In addition, from time to time, advertising materials for the Funds may include information concerning retirement and investing for retirement, including information provided by the Social Security Administration, and may refer to the approximate number of then current Fund shareholders.

Each Fund may compare its performance to various capital markets such as common stocks, long-term government bonds, Treasury bills, and the U.S. rate of inflation as these figures are provided by Ibbotsen Associates and other independent organizations. Each Fund may also use the performance of these capital markets in order to demonstrate general risk versus reward investment scenarios. In addition, each Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

Each Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. A Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares may be more or less than their original cost.

Total returns quoted in advertising reflect all aspects of a Fund's return including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share (NAV) over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, the Fund's performance is not consistent over time, but changes from year to year, and that average annual returns represent figures as opposed to the actual year-to-year performance of the Fund. The formula for determining annual average total return expressed as a percentage is:

                  T = (ERV/P) 1/n - 1

         Where:

                  T = average  annual  total return
                  P = a  hypothetical  initial investment  of  $1,000
                  n =  number  of  years.
                  EVR = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage change or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their component parts of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contribution to total return.


ADDITIONAL INFORMATION

Each Fund is an open-end management investment company and is a portfolio of Davis Park Series Trust, a Delaware business trust organized on August 17, 2000 (the "Trust"). The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of each Fund. Each share of each Fund has equal voting, dividend, distribution and liquidation rights. In the event that Ameristock Corporation ceases to be the investment advisor, the right of each Fund to use the identifying name "Ameristock" may be withdrawn.

Firstar Bank, N.A., Cincinnati, Ohio, is the custodian of the assets of each Fund. The custodian is responsible for the safekeeping of each Fund's assets and the appointment of sub-custodians and clearing agencies. The custodian takes no part in determining the investment policies of either Fund or in deciding which securities are purchased or sold by each Fund. Each Fund may, however, invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Investment Adviser, its Officers and Directors, and the Fund's Trustees may from time to time have transactions with various banks, including banks servings as custodians for assets advised by the Investment Adviser. There have been no transactions of this sort to date with the Custodian.

The Financial Statements of the Fund included in this Statement of Additional Information have been so included in reliance on the report of McCurdy & Associates, Inc., independent certified public accountant, given on the authority of that firm as experts in accounting and auditing.

[Financial Statements to follow this page]

To The Shareholders and Trustees
Davis Park Series Trust:

We have audited the accompanying statement of assets and liabilities of Davis Park Series Trust (comprising, respectively, Ameristock Large Company Growth Fund and Ameristock Focused Value Fund) as of November 6, 2000. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. Our procedures included confirmation of cash held by the custodian as of November 6, 2000, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of each of the respective portfolios constituting the Davis Park Series Trust as of November 6, 2000, in conformity with generally accepted accounting principles.


  /s/ McCurdy & Associates CPA's, Inc.
McCurdy & Associates CPA's, Inc.
Westlake, Ohio
November 6, 2000

                             DAVIS PARK SERIES TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 6, 2000


                                            Ameristock           Ameristock
                                          Large Company           Focused
                                           Growth Fund           Value Fund

ASSETS:
    Cash in Bank                             $10,000              $90,000
                                             -------              -------

         Total Assets                        $10,000              $90,000
                                             -------              -------


LIABILITIES:                                 $     0              $     0
                                             -------              -------

         Total Liabilities                   $     0              $     0
                                             -------              -------

NET ASSETS                                   $10,000              $90,000
                                             -------              -------


NET ASSETS CONSIST OF:
  Capital Paid In                            $10,000              $90,000
                                             -------              -------


OUTSTANDING SHARES                            666.67             6,000.00


NET ASSET VALUE PER SHARE                     $15.00               $15.00


OFFERING PRICE PER SHARE                      $15.00               $15.00








                          See Accountants' Audit Report

                             DAVIS PARK SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                November 6, 2000


1.  ORGANIZATION
        Each Fund is an open-end management investment company and is a portfolio of Davis Park Series Trust, a Delaware business trust organized on August 17, 2000 (the "Trust"). The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of each Fund. Each share of each Fund has equal voting, dividend, distribution and liquidation rights. In the event that Ameristock Corporation ceases to be the investment adviser, the right of each Fund to use the identifying name "Ameristock" may be withdrawn.

        The primary investment objective of the Ameristock Large Company Growth Fund is to seek capital appreciation.

        The primary investment objective of the Ameristock Focused Value Fund is to seek capital appreciation.

        Each Fund uses an independent custodian and transfer agent. No transactions other than those relating to organizational matters and the sale of 666.67 shares of Ameristock Large Company Growth Fund and 6,000.00 shares of Ameristock Focused Value Fund have taken place to date.

2.  RELATED PARTY TRANSACTIONS
        The only person known by the Funds to be holders of record or beneficially of 5% or more of the shares of either Fund as of November 6, 2000 was Ameristock Corporation, which owned 100% of the shares of each Fund.

        As of November 6, 2000, all Officers and Trustees as a group beneficially owned 100% of the outstanding shares of each Fund. The shares of each Fund owned by Ameristock Corporation are deemed to be beneficially owned by Nicholas D. Gerber, Chairman of the Fund and the President and majority shareholder of Ameristock Corporation.

        Each Fund employs Ameristock Corporation (the "Investment Adviser") to furnish advisory and other services. Under the Investment Adviser's contract with each Fund, the Investment Adviser acts as Investment
        Adviser and, subject to the supervision of the Board of Trustees, directs the investments of the Fund in accordance with the Fund's investment objective, policies, and limitations. The Investment Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments, and compensates all officers of the Fund, all Trustees who are "interested persons" of the Fund or the Investment Adviser, and all personnel of the Fund or of the Investment Adviser performing services relating to research, statistical, and investment activities.

        In addition, the Investment Adviser, subject to the supervision of the Board of Trustees, provides the management and administration services necessary for the operation of the Fund. These services include providing facilities for maintaining the Fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the

                             DAVIS PARK SERIES TRUST
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)
                                November 6, 2000


 2.  RELATED PARTY TRANSACTIONS (Cont'd)
        Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund's records and the registration of the Fund's shares under federal and state law; developing management and shareholder services for the Fund; and furnishing reports, evaluations, and analysis on a variety of subjects to the Board of Trustees.

        The Adviser pays all operating expenses of each Fund except for brokerage, taxes, interest, extraordinary expenses (including, without limitation, litigation and indemnification costs and expenses).

        For the services of the Investment Adviser, each Fund pays as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% of Ameristock Large Company Growth Fund's average net assets and 1.35% of Ameristock Focused Value Fund's average net assets.

3.  CAPITAL STOCK AND DISTRIBUTION
     At November 6, 2000 paid in capital amounted to $10,000 for Ameristock Large Company Growth Fund and $90,000 for Ameristock Focused Value Fund. Transactions in capital stock were as follows:

                                                    Ameristock       Ameristock
                                                  Large Company       Focused
                                                   Growth Fund       Value Fund

          Shares Sold                                 666.67          6,000.00

          Shares Redeemed                                  0                 0
                                                    ----------       ----------

          Net Increase                                666.67          6,000.00
                                                    ----------       ----------

          Shares Outstanding                          666.67          6,000.00
                                                    ----------       ----------

                                   SIGNATURES


 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Moraga, State of California, on the 19th day of December, 2000.


                                                 DAVIS PARK SERIES TRUST


                                                 By:   /s/ Nicholas D. Gerber
                                                    Nicholas D. Gerber, Chairman


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                  Title                     Date


By:   /s/ Nicholas D. Gerber         Chairman, President,      December 19, 2000
   ----------------------------     Treasurer and Trustee
         Nicholas D. Gerber

By:   /s/ Alev Efendioglu                 Trustee              December 19, 2000
   ------------------------------
       Alev Efendioglu, PhD

By:   /s/ Stephen J. Marsh                Trustee              December 19, 2000
   ------------------------------
        Stephen J. Marsh